Exhibit 99.1

GOLDMAN, SACHS & CO.
GSAMP 2005 S1
================================================================================

--------------------------------------------------------------------------------
Summary
--------------------------------------------------------------------------------
Scheduled Principal Balance:  $256,853,205
Number of Mortgage Loans:  5,009
Average Scheduled Principal Balance:  $51,278
Weighted Average Gross Coupon:  10.600%
Weighted Average Original FICO Score:  660
Weighted Average Original LTV Ratio:  19.94%
Weighted Average Combined Original LTV Ratio:  99.82%
Weighted Average Stated Remaining Term (months):  306
Weighted Average Seasoning (months):  6
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Current Principal Balance     Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 2,738  $ 88,903,128         34.61%    10.608       654  $  32,470     99.87%   50.22%     100.00%
$50,001 - $75,000               1,334    81,658,671         31.79     10.589       662     61,213     99.84    33.11      100.00
$75,001 - $100,000                739    63,733,005         24.81     10.609       665     86,242     99.85    25.84      100.00
$100,001 - $125,000               164    17,938,116          6.98     10.704       661    109,379     99.52    36.82      100.00
$125,001 - $150,000                32     4,310,994          1.68     10.135       677    134,719     99.11    43.73      100.00
$150,001 - $200,000                 2       309,291          0.12      9.879       676    154,645    100.00   100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Current Rate                  Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
6.00-6.49                           4  $    204,794          0.08%     6.000       649  $  51,199    100.00%   16.04%     100.00%
8.00-8.49                          34     1,036,585          0.40      8.037       652     30,488    100.00    61.59      100.00
8.50-8.99                          22       912,130          0.36      8.815       681     41,460     99.28    59.69      100.00
9.00-9.49                          95     4,799,011          1.87      9.318       679     50,516     99.67    57.03      100.00
9.50-9.99                         782    37,617,382         14.65      9.800       670     48,104     99.78    49.53      100.00
10.00- 10.49                    1,260    69,100,646         26.90     10.255       674     54,842     99.86    30.75      100.00
10.50- 10.99                    1,377    74,266,674         28.91     10.747       657     53,934     99.73    31.07      100.00
11.00- 11.49                      914    45,486,529         17.71     11.181       646     49,766     99.91    40.00      100.00
11.50- 11.99                      422    19,049,073          7.42     11.694       637     45,140     99.90    49.19      100.00
12.00- 12.49                       85     3,737,343          1.46     12.133       633     43,969     99.86    53.00      100.00
12.50- 12.99                       12       556,156          0.22     12.685       614     46,346     99.92    83.85      100.00
13.00 & Above                       2        86,883          0.03     13.200       634     43,442    100.00    31.03      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Credit Score                  Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                       159  $  8,631,526          3.36%    10.373       758  $  54,286     99.91%   12.36%     100.00%
720-739                           117     6,259,121          2.44     10.369       729     53,497    100.00    16.60      100.00
700-719                           271    15,978,896          6.22     10.209       709     58,963     99.92    11.42      100.00
680-699                           622    33,642,880         13.10     10.285       689     54,088     99.78     9.64      100.00
660-679                           895    50,285,219         19.58     10.366       669     56,185     99.80    15.91      100.00
640-659                         1,396    72,949,269         28.40     10.759       650     52,256     99.91    25.88      100.00
620-639                           881    39,967,988         15.56     10.750       629     45,367     99.55    85.56      100.00
600-619                           668    29,138,306         11.34     11.095       609     43,620     99.91    98.48      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Lien                          Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
2                               5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should nor be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the
"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
                                                                     Page 1 of 3

GOLDMAN, SACHS & CO.
GSAMP 2005 S1
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Combined Original LTV         Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00 & Below                       3  $    251,732          0.10%    10.751       641  $  83,911     33.13%   80.74%     100.00%
60.01 - 70.00                       1        60,323          0.02     10.350       677     60,323     67.32     0.00      100.00
70.01 - 80.00                       7       403,360          0.16      9.874       655     57,623     78.00    44.31      100.00
80.01 - 85.00                       1        24,023          0.01     10.750       666     24,023     81.66     0.00      100.00
85.01 - 90.00                       3       236,174          0.09     10.800       644     78,725     88.69    75.94      100.00
90.01 - 95.00                      33     1,935,465          0.75     10.669       662     58,650     94.52    29.19      100.00
95.01-100.00                    4,961   253,942,128         98.87     10.600       660     51,188     99.98    37.73      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Original LTV                  Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00 & Below                   5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Documentation                 Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Stated                          2,626  $147,334,008         57.36%    10.609       677  $  56,106     99.86%    0.00%     100.00%
Full                            2,152    96,949,779         37.75     10.609       636     45,051     99.74   100.00      100.00
Limited                           231    12,569,417          4.89     10.417       648     54,413     99.82     0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Purpose                       Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
PURCHASE                        4,360  $227,129,024         88.43%    10.589       662  $  52,094     99.86%   35.26%     100.00%
CASHOUT REFI                      608    28,057,347         10.92     10.680       646     46,147     99.47    56.94      100.00
REFI-NO CASHOUT                    41     1,666,834          0.65     10.715       643     40,654     99.45    53.56      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Occupancy                     Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence               5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Property Type                 Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
One                             3,473  $178,940,897         69.67%    10.592       659  $  51,523     99.79%   38.05%     100.00%
Pud-Detached                      597    29,630,951         11.54     10.620       654     49,633     99.85    44.64      100.00
Condo                             513    23,601,674          9.19     10.620       663     46,007     99.80    36.12      100.00
2-4 Unit                          265    17,440,678          6.79     10.604       674     65,814     99.96    26.17      100.00
Pud-Attached                      161     7,239,004          2.82     10.627       660     44,963     99.95    35.26      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should nor be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the
"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

GOLDMAN, SACHS & CO.
GSAMP 2005 S1
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
State                         Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                              1,769  $120,539,092         46.93%    10.561       665  $  68,140     99.75%   29.53%     100.00%
WA                                285    12,132,680          4.72     10.612       648     42,571     99.75    61.81      100.00
FL                                294    10,941,529          4.26     10.596       654     37,216     99.82    40.31      100.00
NY                                133     8,995,417          3.50     10.701       674     67,635     99.92    22.49      100.00
MA                                151     8,599,778          3.35     10.704       664     56,952     99.95    34.64      100.00
AZ                                231     8,353,043          3.25     10.630       650     36,160     99.74    54.83      100.00
NV                                165     8,258,737          3.22     10.741       664     50,053     99.98    27.07      100.00
II.                               165     7,538,713          2.94     11.069       660     45,689     99.94    36.07      100.00
CO                                182     7,429,745          2.89     10.667       650     40,823     99.97    46.82      100.00
TX                                218     7,216,627          2.81      9.823       645     33,104     99.58    56.39      100.00
Other                           1,416    56,847,844         22.13     10.651       655     40,147     99.91    48.13      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Zip                           Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
94565                              20  $  1,380,920          0.54%    10.629       673  $  69,046    100.00%   19.26%     100.00%
95206                              20     1,157,733          0.45     10.443       672     57,887    100.00     9.68      100.00
96706                              17     1,060,761          0.41     10.539       651     62,398    100.00    35.88      100.00
93550                              20       985,520          0.38     10.664       656     49,276    100.00    22.60      100.00
91744                              14       932,314          0.36     10.498       652     66,594    100.00    36.37      100.00
95023                              10       874,818          0.34     10.726       650     87,482    100.00    43.51      100.00
95122                               9       868,468          0.34     10.598       641     96,496     92.07    46.09      100.00
93906                              10       842,428          0.33     10.758       668     84,243    100.00     0.00      100.00
91342                              12       823,008          0.32     10.463       658     68,584     98.34    27.23      100.00
94509                              12       788,467          0.31     10.386       672     65,706     99.51    26.46      100.00
Other                           4,865   247,138,768         96.22     10.601       660     50,799     99.84    38.20      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Delinquency (ABS)             Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
CURRENT                         5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
Remaining                   Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Months to Maturity            Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
1-180                             127  $  4,587,116          1.79%    10.257       656  $  36,119     99.30%   43.15%     100.00%
181-240                         2,724    94,298,023         36.71     10.615       655     34,617     99.89    47.88      100.00
241-360                         2,158   157,968,067         61.50     10.601       663     73,201     99.79    31.54      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    Weighted  Weighted             Weighted
                                                     Pct. Of Pool     Avg.      Avg.      Avg.       Avg.      Pct.      Pct.
                            Number of   Principal    By Principal    Gross    Current   Principal  Original    Full      Owner
Amortization Type             Loans      Balance       Balance       Coupon     FICO     Balance     LTV       Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
30fix                           2,158  $157,968,067         61.50%    10.601       663  $  73,201     99.79%   31.54%     100.00%
20fix                           2,724    94,298,023         36.71     10.615       655     34,617     99.89    47.88      100.00
15fix                             127     4,587,116          1.79     10.257       656     36,119     99.30    43.15      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                          5,009  $256,853,205        100.00%    10.600       660  $  51,278     99.82%   37.75%     100.00%
====================================================================================================================================

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should nor be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the
"SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.
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